Exhibit 99.1
FIDELITY D & D BANCORP, INC.
FOR IMMEDIATE RELEASE

Date: July 27, 2011

Contacts:
Daniel J. Santaniello	Salvatore R. DeFrancesco, Jr.
President and	Treasurer and
Chief Executive Officer	Chief Financial Officer
570-504-8035	570-504-8000

FIDELITY D & D BANCORP, INC.
REPORTS SECOND QUARTER 2011 FINANCIAL RESULTS

Dunmore, PA – Fidelity D & D Bancorp, Inc. (OTC Bulletin Board: FDBC), parent company of The Fidelity Deposit and Discount Bank, announced net income for the quarter ended June 30, 2011 of $1,289,000, an increase of $570,000, or 79%, compared to $719,000 for the same quarter of 2010.  Improvement in earnings occurred from higher net interest income covering added provision for loan losses, with no impairment charge required within other income and other expense savings over the previous year’s period.  Earnings per share on a diluted basis for the quarter were $0.59 and $0.34 for the three months ended June 30, 2011 and 2010, respectively.

The Company’s assets grew $27,011,000, or 5%, to total $588,684,000 at June 30, 2011 from $561,673,000 at December 31, 2010.  The growth resulted from a 5% increase in deposits totaling $24,480,000, which took place within money market, non-interest-bearing checking and savings accounts, accordingly.

“Fidelity continued to deliver strong results in the second quarter, reflecting the progress that we continue to make on a number of fronts,” stated Daniel J. Santaniello, President and Chief Executive Officer.  “Our revenue in this weak economy increased from our continued focus on building customer relationships, which produced low-cost deposit growth that enabled us to maintain a high net interest margin.  The revenue growth in our Financial Services and Trust Departments is representative of our continued commitment to provide our customers products and services that meet their financial needs.  The improved earnings continue to strengthen the Company from a capital perspective, exceeding all regulatory requirements.”

Net income for the six months ended June 30, 2011 was $2,516,000, an increase of $1,241,000, or 97%, compared to net income of $1,275,000 for the same 2010 period. Earnings improvement occurred in the current year-to-date period from higher net interest income, lower loan losses, higher financial service and trust fees within other income, aside from a significantly lower required impairment charge, and other expense savings from lower collection costs, compared to the prior year period.  Earnings per share were $1.15 and $0.60 for the six months ended June 30, 2011 and 2010, respectively.

Net interest income increased 2% to $5,318,000 for the quarter ended June 30, 2011 from $5,217,000 recorded during the same quarter of 2010.  The cost reduction from lowering rates on interest bearing liabilities exceeded the effect lower interest rates had on reducing earning asset yields.  As a result, net interest income increased $101,000 in the second quarter of 2011.  This increase pushed the net interest margin to 4.01% for the second quarter of 2011, compared to 3.92% for same 2010 period.

Net interest income increased $175,000, or 2%, to $10,551,000 for the six months ended June 30, 2011 from $10,376,000 recorded during the same period of 2010.  Net interest margin was 4.03% during the first half of 2011 compared to 3.91% during the first half of 2010.

The provision for loan loss was $375,000 and $300,000 for the second quarter ending June 30, 2011 and 2010, respectively.  Provision for loan loss was $850,000 for the six months ending June 30, 2011, as compared to $875,000 for the same 2010 period.  The allowance for loan losses was 2.00% of total loans at June 30, 2011, up from 1.76% at June 30, 2010.

Total other income recorded for the quarter ended June 30, 2011 was $1,398,000 compared with $640,000 for the same quarter in 2010.  The increase in other income was primarily due to the $676,000 other-than-temporary impairment required for the quarter ended June 30, 2010, with no such requirement for 2011.  Furthermore, financial services and trust produced $76,000 and $22,000 more fees, respectively, during the second quarter of 2011 when compared to the second quarter in 2010.

Total other income for the six months ended June 30, 2011 was $2,736,000, compared to $1,786,000 for the same period in 2010.  The increase for the comparative period resulted primarily from $680,000 less other-than-temporary impairment charges, $120,000 additional financial services revenue, $110,000 more in gains realized from loan sales and $40,000 added trust fees for the six months ended June 30, 2011 compared to the same 2010 period.

Total other operating expenses were $4,620,000 compared to $4,694,000 for the quarters ending June 30, 2011 and 2010, respectively.  The other operating expenses declined primarily from $78,000 of lower collection and ORE costs realized during the second quarter 2011.

Total other operating expenses decreased $689,000, or 7%, to $9,110,000 for the six months ending June 30, 2011 from $9,799,000 for the same 2010 period. The decline in other operating expenses resulted from $185,000 less salaries and benefits, excluding the $398,000 of early retirement and severance costs incurred in 2010, $191,000 lower loan collection and ORE costs and $80,000 less advertising partially offset by $153,000 added occupancy and equipment expenses incurred in the 2011 year-to-date period.

Fidelity D & D Bancorp, Inc. serves Lackawanna and Luzerne Counties through The Fidelity Deposit and Discount Bank’s 11 community banking office locations.  The Bank's deposits are insured by the Federal Deposit Insurance Corporation up to the full extent permitted by law.

For more information please visit our investor relations web site located through www.bankatfidelity.com.

Forward-Looking Statements

Certain of the matters discussed in this press release may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” and similar expressions are intended to identify such forward-looking statements.

The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

•	the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers’ ability to repay loans;
•	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•	governmental monetary and fiscal policies, as well as legislative and regulatory changes;
•	the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
•
the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

•
the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in Mid Penn’s market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet;

•	technological changes;
•	acquisitions and integration of acquired businesses;
•	the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;
•	volatilities in the securities markets;
•	deteriorating economic conditions
•	acts of war or terrorism; and
•	disruption of credit and equity markets.

FIDELITY D & D BANCORP, INC.
Unaudited Condensed Consolidated Balance Sheets

At Period End:	June 30, 2011	December 31, 2010
Assets
Total cash and cash equivalents	$46,676,456	$22,967,345
Investment securities	98,804,727	83,431,371
Federal Home Loan Bank Stock	4,099,100	4,542,000
Loans and leases	406,816,473	416,014,151
Allowance for loan losses	(8,143,644)	(7,897,822)
Premises and equipment, net	14,165,537	14,763,873
Life insurance cash surrender value	9,580,713	9,424,926
Other assets	16,684,545	18,427,308

Total assets	$588,683,907	$561,673,152

Liabilities
Non-interest-bearing deposits	$98,751,100	$85,780,392
Interest-bearing deposits	408,176,375	396,667,300
Total deposits	506,927,475	482,447,692
Short-term borrowings	8,006,876	8,548,400
Long-term debt	21,000,000	21,000,000
Other liabilities	2,403,374	2,903,045
Total liabilities	538,337,725	514,899,137

Shareholders' equity	50,346,182	46,774,015

Total liabilities and shareholders' equity	$588,683,907	$561,673,152

Average Year-To-Date Balances:	June 30, 2011	December 31, 2010
Assets
Total cash and cash equivalents	$41,582,258	$42,181,685
Investment securities	94,164,400	84,050,381
Loans and leases, net	409,571,713	419,748,250
Premises and equipment, net	14,474,133	14,975,020
Other assets	27,282,556	26,598,374

Total assets	$587,075,060	$587,553,710

Liabilities
Non-interest-bearing deposits	$105,430,873	$76,707,139
Interest-bearing deposits	397,001,749	405,518,509
Total deposits	502,432,622	482,225,648
Short-term borrowings and long-term debt	32,837,350	53,823,711
Other liabilities	3,152,664	3,626,830
Total liabilities	538,422,636	539,676,189

Shareholders' equity	48,652,424	47,877,521

Total liabilities and shareholders' equity	$587,075,060	$587,553,710

FIDELITY D & D BANCORP, INC.
Unaudited Condensed Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
Interest income
Loans	$5,893,231	$6,158,022	$11,827,744	$12,384,335
Securities and other	704,301	812,171	1,320,161	1,627,149

Total interest income	6,597,532	6,970,193	13,147,905	14,011,484

Interest expense
Deposits	1,014,786	1,299,716	2,056,663	2,713,777
Borrowings and debt	264,998	453,196	539,875	921,492

Total interest expense	1,279,784	1,752,912	2,596,538	3,635,269

Net interest income	5,317,748	5,217,281	10,551,367	10,376,215

Provision for loan losses	375,000	300,000	850,000	875,000
OTTI - credit losses	-	675,872	74,692	754,922
Other income	1,397,620	1,316,231	2,810,250	2,540,883
Other expenses	4,620,227	4,694,155	9,110,055	9,798,604
Provision for income taxes	431,491	144,513	811,335	213,720
Net income	$1,288,650	$718,972	$2,515,535	$1,274,852

	Three Months Ended
	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010
Interest income
Loans	$5,893,231	$5,934,513	$6,010,455	$6,213,939	$6,158,022
Securities and other	704,301	615,860	604,335	739,761	812,171

Total interest income	6,597,532	6,550,373	6,614,790	6,953,700	6,970,193

Interest expense
Deposits	1,014,786	1,041,877	1,119,838	1,244,438	1,299,716
Borrowings and debt	264,998	274,877	390,980	436,490	453,196

Total interest expense	1,279,784	1,316,754	1,510,818	1,680,928	1,752,912

Net interest income	5,317,748	5,233,619	5,103,972	5,272,772	5,217,281

Provision for loan losses	375,000	475,000	835,000	375,000	300,000
OTTI - credit losses	-	74,692	9,332,322	1,748,674	675,872
Other income	1,397,620	1,412,630	695,159	1,478,263	1,316,231
Other expenses	4,620,227	4,489,828	796,137	4,317,611	4,694,155
Provision (credit) for income taxes	431,491	379,844	(2,724,896)	(45,193)	144,513
Net income (loss)	$1,288,650	$1,226,885	$(2,439,432)	$354,943	$718,972

FIDELITY D & D BANCORP, INC.
Unaudited Condensed Consolidated Balance Sheets

At Period End:	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010
Assets
Total cash and cash equivalents	$46,676,456	$47,443,267	$22,967,345	$47,571,175	$36,728,875
Investment securities	98,804,727	90,881,865	83,431,371	87,255,681	75,948,064
Federal Home Loan Bank Stock	4,099,100	4,314,900	4,542,000	4,781,100	4,781,100
Loans	406,816,473	419,806,900	416,014,151	422,688,600	428,122,754
Allowance for loan losses	(8,143,644)	(8,223,978)	(7,897,822)	(7,484,253)	(7,523,250)
Premises and equipment, net	14,165,537	14,421,943	14,763,873	14,649,763	14,936,387
Life insurance cash surrender value	9,580,713	9,501,732	9,424,926	9,347,707	9,269,973
Other assets	16,684,545	18,149,883	18,427,308	17,788,825	17,006,380

Total assets	$588,683,907	$596,296,512	$561,673,152	$596,598,598	$579,270,283

Liabilities
Non-interest-bearing deposits	$98,751,100	$113,283,383	$85,780,392	$81,819,441	$77,836,050
Interest-bearing deposits	408,176,375	399,916,954	396,667,300	409,063,486	403,090,854
Total deposits	506,927,475	513,200,337	482,447,692	490,882,927	480,926,904
Short-term borrowings	8,006,876	11,131,104	8,548,400	21,804,259	15,577,694
Long-term debt	21,000,000	21,000,000	21,000,000	32,000,000	32,000,000
Other liabilities	2,403,374	2,662,440	2,903,045	3,235,939	2,922,545
Total liabilities	538,337,725	547,993,881	514,899,137	547,923,125	531,427,143

Shareholders' equity	50,346,182	48,302,631	46,774,015	48,675,473	47,843,140

Total liabilities and shareholders' equity	$588,683,907	$596,296,512	$561,673,152	$596,598,598	$579,270,283

Average Quarterly Balances:	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010
Assets
Total cash and cash equivalents	$44,363,707	$38,769,905	$53,297,299	$44,858,721	$33,008,130
Investment securities	98,646,270	89,632,732	86,120,978	83,361,340	86,919,361
Loans, net	408,046,954	411,113,414	409,008,829	416,462,967	424,331,436
Premises and equipment, net	14,311,407	14,638,667	14,648,400	14,854,405	15,116,975
Other assets	27,051,362	27,516,317	27,381,576	26,404,370	26,073,072

Total assets	$592,419,700	$581,671,035	$590,457,082	$585,941,803	$585,448,974

Liabilities
Non-interest-bearing deposits	$108,881,749	$101,941,654	$82,019,125	$75,830,989	$74,100,555
Interest-bearing deposits	401,789,643	392,160,656	404,692,893	406,630,065	407,132,578
Total deposits	510,671,392	494,102,310	486,712,018	482,461,054	481,233,133
Short-term borrowings and long-term debt	29,180,335	36,534,997	51,089,956	50,958,606	53,323,203
Other liabilities	3,048,360	3,258,128	3,995,850	3,509,030	3,618,319
Total liabilities	542,900,087	533,895,435	541,797,824	536,928,690	538,174,655

Shareholders' equity	49,519,613	47,775,600	48,659,258	49,013,113	47,274,319

Total liabilities and shareholders' equity	$592,419,700	$581,671,035	$590,457,082	$585,941,803	$585,448,974

FIDELITY D & D BANCORP, INC.
Selected Financial Ratios and Other Data

Three Months Ended
Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010
Selected returns and financial ratios
Diluted earnings (loss) per share	$0.59	$0.56	$(2.26)	$0.16	$0.34
Dividends per share	$0.25	$0.25	$0.25	$0.25	$0.25
Yield on interest-earning assets (FTE)	4.94%	5.03%	4.87%	5.14%	5.19%
Cost of interest-bearing liabilities	1.19%	1.25%	1.32%	1.46%	1.53%
Net interest spread	3.75%	3.78%	3.55%	3.68%	3.66%
Net interest margin	4.01%	4.05%	3.79%	3.93%	3.92%
Return on average assets	0.87%	0.86%	-3.25%	0.24%	0.49%
Return on average equity	10.44%	10.41%	-39.42%	2.87%	6.10%
Efficiency ratio	67.08%	65.51%	58.61%	62.10%	69.66%
Expense ratio	2.19%	2.15%	1.68%	1.92%	2.32%

Six Months Ended
Jun. 30, 2011	Jun. 30, 2010
Diluted earnings per share	$1.15	$0.60
Dividends per share	$0.50	$0.50
Yield on interest-earning assets (FTE)	4.98%	5.23%
Cost of interest-bearing liabilities	1.22%	1.59%
Net interest spread	3.76%	3.64%
Net interest margin	4.03%	3.91%
Return on average assets	0.86%	0.44%
Return on average equity	10.43%	5.48%
Efficiency ratio	66.27%	70.60%
Expense ratio	2.17%	2.36%

Other data
Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010
Book value per share	$22.70	$21.96	$21.48	$22.50	$22.27
Equity to assets	8.55%	8.10%	8.33%	8.16%	8.26%
Allowance for loan losses to:
Total loans	2.00%	1.96%	1.90%	1.77%	1.76%
Non-accrual loans	0.85	x	0.87	x	0.79	x	0.78	x	0.84	x
Non-accrual loans to total loans	2.36%	2.25%	2.40%	2.27%	2.08%
Non-performing assets to total assets	2.37%	2.37%	2.38%	2.22%	2.21%